ADVANCE DISPLAY TECHNOLOGIES, INC.

Series G Preferred Stock
SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is executed and delivered, as of the date set forth on the signature page hereof, by and between Advance Display Technologies, Inc., a Colorado corporation (“Company”), and the undersigned subscriber (“Subscriber”).

1. Subscription. Subject to the terms and conditions set forth in this Agreement, Subscriber hereby agrees to subscribe for the number of shares of Series G Preferred Stock of Company (the “Shares”) at the times and in the manner set forth in the Subscription Schedule on the signature page of this Agreement (the “Total Subscription”).

2. Acceptance. Company, in consideration of and in reliance on Subscriber’s representations, warranties, covenants in this Agreement, and Subscriber’s payment of the Total Subscription Price set forth in the Subscription Schedule, hereby accepts the subscription of Subscriber and agrees to issue the Shares to Subscriber, subject to the terms and conditions of this Agreement.

3. Issuance of shares. Company shall issue the Shares to Subscriber within ten (10) days of its receipt of payment in full for all of the Shares, provided, however, that Company shall have no obligation to issue any Shares to Subscriber unless and until Subscriber has made to Company, and Company has accepted, full payment of Subscriber’s Total Subscription.

4. Cancellation of Subscription by Company. At any time prior to Company’s receipt and acceptance of full payment for the Total Subscription, Company may elect to terminate its obligations to deliver any of the Shares to Subscriber under this Agreement by returning to the Subscriber all prior payments made by the Subscriber toward the Total Subscription, together with interest at the prime rate as published by the Wall Street Journal from the date of Company’s receipt of such payments. In such an event, Company will be relieved of any obligation to deliver the Shares and Subscriber shall have no further right or obligation to purchase the Shares.

5. Partial Cancellation of Subscription by Company. At any time prior to Company’s receipt and acceptance of full payment for the Total Subscription, Company may, in its sole discretion, elect to cancel any part of the Total Subscription, irrespective of whether Subscriber has previously paid some or all of the Total Subscription to Company by delivering to Subscriber a written notice of partial cancellation of the amount of the Subscription cancelled (the “Cancelled Subscription”) and returning to the Subscriber all prior payments, if any, made by the Subscriber toward the Cancelled Subscription, together with interest at the prime rate as published by the Wall Street Journal from the date of Company’s receipt of such payments. In such an event, Company shall be obligated to sell, and Subscriber shall be obligated to buy, the shares attributable to the portion of the Total Subscription that was not cancelled (the “Accepted Shares”). No later than ten (10) days after Company’s receipt of payment from Subscriber for the Accepted Shares, the Company will issue the Accepted Shares to Subscriber. Upon such payment and delivery, the Company will be relieved of any obligation to deliver additional Shares to Subscriber and Subscriber will have no further right or obligation to purchase additional Shares under this Agreement.

6. Voting of the Shares. Subscriber shall have no right to vote the Shares prior to payment and acceptance of the Total Subscription or the Accepted Subscription, as the case may be, provided, however, that Company may, in its discretion, elect to grant to Subscriber the voting rights to the Shares if and to the extent that payment has been made for the Shares as of the record date for the vote, provided further, however, that no such grant of voting rights may be made by Company until the date that the vote is actually held and only if the Total Subscription has been paid and accepted by Company by that date.

7. Restrictions on Transfer.

7.1 The certificates representing the Shares will bear a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

7.2 No holder of the Shares may sell, transfer or dispose of any Series G Preferred Stock (except pursuant to an effective registration statement under the Securities Act) without first delivering to Company an opinion of counsel (reasonably acceptable in form and substance to Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer.

8. Subscriber’s Representations, Warranties, Covenants and Agreements. Subscriber hereby represents and warrants to, and covenants and agrees with, Company as follows:

8.1 Subscriber has been given adequate access to all information about Company and Subscriber’s investment in Company that was material to Subscriber’s decision to invest therein. Subscriber has reviewed the Certificate of Incorporation of Company. Subscriber acknowledges that it is fully informed and knowledgeable about Company, its business (the “Business”), management and personnel; that it has had discussions with Company concerning the Business and has obtained information from Company; and that Company has answered all questions that the undersigned had concerning the Business. Subscriber has been furnished materials relating to Company, the Business and the financial condition of Company and the offering of the Shares that it has requested and has been afforded the opportunity to ask questions and receive answers concerning an investment in Company. Subscriber acknowledges that it has had the opportunity to request such additional information from the President of Company.

8.2 Subscriber acknowledges that an investment in Company involves a substantial degree of risk and is suitable only for persons with adequate means who have no need for liquidity in their investments.

8.3 Subscriber acknowledges that no market for the Shares exists nor is anticipated to develop and that, therefore, investment in Company will not be liquid.

8.4 Subscriber has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in Company and the suitability of the investment for Subscriber.

8.5 Subscriber is making this capital contribution for investment purposes only and has no present intention to sell or exchange the Shares; Subscriber has adequate means for providing for Subscriber’s current needs in any foreseeable contingency; and Subscriber has no need to sell the Shares in the foreseeable future.

8.6 Subscriber, if a corporation, partnership, trust or other entity, is duly organized, and is authorized and otherwise duly qualified to purchase and hold the Shares, and such entity has its principal place of business at the address set forth on the signature page hereof.

8.7 Subscriber, if an individual, is at least 21 years of age, has the legal capacity to execute, deliver and perform this Agreement, and has Subscriber’s residence at the address set forth on the signature page hereof.

8.8 Subscriber is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

8.9 All information which Subscriber has provided to Company concerning Subscriber, Subscriber’s financial position and knowledge of financial and business matters, or, in the case of a corporation, partnership, trust or other entity, the knowledge of financial and business matters of the person making the investment decision on behalf of such entity, including all information contained herein, is true and complete as of the date set forth at the end hereof, and if there should be any adverse change in such information prior to this subscription being accepted, Subscriber will immediately provide Company with accurate and complete information concerning any such change.

8.10 Subscriber acknowledges that no federal or state agency has made any finding or determination as to the fairness of this investment, nor any recommendation or endorsement, of the investment in the Shares.

8.11 Subscriber acknowledges that the Series G Preferred Stock has not been registered under the Securities Act of 1933, as amended (the “Act”), or the blue sky laws of any state.

8.12 Subscriber understands that Company has relied upon an exemption from registration provided in the Act and upon all of the foregoing representations and warranties of Subscriber.

8.13 Subscriber certifies, under penalties of perjury, (i) that the social security or Federal taxpayer identification number shown on the signature page of this Agreement is true and complete and (ii) that Subscriber is not subject to backup withholding either because Subscriber has not been notified that he or she is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified Subscriber that he or she is no longer subject to backup withholding.

9. Confidential Information. Subscriber acknowledges that the information, observations and data obtained by him or her during the course of Subscriber’s ownership of any interest in Company concerning the business and affairs of Company are the property of Company, including information concerning acquisition opportunities in or reasonably related to the Business of which Subscriber becomes aware during such period. Therefore, Subscriber agrees that he or she will not disclose to any unauthorized person or use for Subscriber’s own account any of such information, observations or data without the written consent of the President of Company unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Subscriber’s acts or omissions. Subscriber agrees to deliver to Company on the date of disposition of the Shares, or at any other time Company may request in writing, all memoranda, notes, plans, records, reports and other documents (and copies thereof) relating to the Business (including, without limitation, all acquisition prospects, lists and contact information) which he or she may then possess or have under Subscriber’s control.

10. Indemnification. Subscriber agrees to indemnify and hold harmless Company, its directors, officers, employees, stockholders and affiliates, and any person acting on behalf of Company, from and against any and all damage, loss, liability, cost and expense (including attorneys’ fees) which any of them may incur by reason of the failure by Subscriber to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of the representations and warranties made by Subscriber herein, or in any other document provided by Subscriber to Company. All representations, warranties and covenants contained in this Agreement, and the indemnification contained in this paragraph, shall survive the acceptance of this subscription.

11. Headings. The headings throughout this Agreement are for convenience of reference only, and shall in no way be deemed to define, limit, or add to the meaning of any of the provisions of this Agreement.

12. Counterparts. This Agreement may be executed in counterparts, both of which when taken together shall be deemed one original.

13. No Waiver. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by Subscriber, Subscriber does not thereby or in any other manner waive any of the rights granted to him or her under federal or state securities laws.

14. Entire Agreement; Modification. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and neither this Agreement nor any of the provisions hereof shall be waived, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

15. Notice. Notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to be sufficiently given when sent by registered or certified mail, postage prepaid, addressed to the other party at the address of such party set forth on the signature page to this agreement, or to such other address furnished by notice given in accordance with this paragraph.

16. Successors; Binding Effect. Except as otherwise provided herein, this Agreement shall be irrevocable and binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and assigns. If Subscriber is more than one person, the obligations of Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and the person’s respective heirs, executors, administrators, successors, legal representatives and assigns.

17. Assignability. Subscriber agrees not to transfer or assign this Agreement, or any of Subscriber’s interest herein without the written consent of Company, which consent may be withheld in its sole discretion, and any such transfer or assignment in violation of this Agreement shall be null and void ab initio. Further, Subscriber agrees that the transfer or assignment of the Shares shall be made only in accordance with this Agreement, Company’s Certificate of Incorporation and applicable laws.

18. Applicable Law. This Agreement and all rights and remedies hereunder shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to the conflicts of laws thereof.

IN WITNESS WHEREOF, the undersigned Subscriber does represent and certify under penalty of perjury that the foregoing statements are true and correct and that it has, by the following signature, executed this Agreement as of December 1, 2006.

SUBSCRIBER:
Iplan AR LLC
By: /s/ Lawrence F. DeGeorge Name: Lawrence F. DeGeorge Title: General Partner	Address for Notices: __________________________ __________________________ __________________________

Taxpayer Identification or Social Security Number of Subscriber: __________________________	Telephone: __________________________

Subscription Schedule

Number of Shares subscribed for	Price per share	Total Subscription Price
10,714	$70.00	$750,000

Payments of the Total Subscription Price shall be made by Subscriber in the amounts requested by Company not less than ten (10) business days after Subscriber’s receipt from Company of a written demand for payment. No such demand shall be for an amount greater than $100,000. No demand may be made during the ten (10) business days after a prior demand was made. The Company may request amounts larger than $100,000 or upon less than ten (10) business days notice but Subscriber shall have no obligation to honor any such requests.

Subscription accepted on
December 1, 2006.

ADVANCE DISPLAY TECHNOLOGIES, INC.
7334 South Alton Way, Suite F
Centennial, CO  80112
(303) 267-0111

By: /s/ Matthew W. Shankle_____________________________
Matthew W. Shankle, President